Ariel investments

2023
Quarterly Report

December 31, 2023

Ariel Investments 2023 Quarterly Report December 31, 2023

Go Green! Help the environment and reduce paper. To receive your fund materials digitally, please visit www.arielinvestments.com/e-delivery to sign up for paperless delivery. Ariel Investment Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701 800.292.7435 • arielinvestments.com • linkedin.com/company/ariel-investments • instagram.com/arielinvestments • twitter.com/arielinvests

Ariel Fund Ariel Appreciation Fund

As of December 31, 2023

   John W. Rogers, Jr.

   Chairman and Co-CEO

   Mellody Hobson

   Co-CEO and President

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Fund	13.41	15.81	7.02	10.95	7.54	10.67

Russell 2500 Value Index	13.76	15.98	8.81	10.79	7.42	10.60

Russell 2500 Index	13.35	17.42	4.25	11.67	8.36	10.42

S&P 500 Index	11.69	26.29	10.01	15.69	12.03	10.72

* The inception date for Ariel Fund is 11/06/86.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Appreciation Fund	10.70	10.62	6.83	10.28	6.32	9.98

Russell Midcap Value Index	12.11	12.71	8.37	11.16	8.26	10.80

Russell Midcap Index	12.82	17.23	5.92	12.68	9.42	10.98

S&P 500 Index	11.69	26.29	10.01	15.69	12.03	10.21

* The inception date for Ariel Appreciation Fund is 12/01/89.

Dear Fellow Shareholder: We are all familiar with the tale of Goldilocks and her quest to get things “just right.” Such was the crusade of Federal Reserve Chairman Jay Powell who, over the last 18 months, worked to raise interest rates just enough to tame inflation without sinking the economy into a recession. Unlike Goldilocks, where furniture was broken and tempers flared, Powell has thus far defied the odds by managing a “soft landing” with no real collateral damage. This was no small feat. On the heels of a stunning recovery where the S&P 500 rose +26.29% in 2023, some might have forgotten the S&P 500 was down -18.11% in 2022. At that time, inflation was elevated, interest rates were rising, corporate earnings growth slowing and geopolitical tensions multiplying. The bears—of Wall Street, not Goldilocks—were out in full force with “the most advertised recession in history” as a foregone conclusion.1

Indeed, much of the focus this year was on the Federal Reserve—with investors alternating between enthusiasm and gloom as they anticipated or reacted to Fed moves and meeting notes. Watching the market was like observing a tedious game of cat and mouse. Much like an ominous cat shadow menacing a diminutive house mouse, the macroeconomic environment eclipsed the microeconomic fundamentals. A monolithic stock market overshadowed the companies that make up its parts.

Once it became increasingly clear that inflation was deflating and the economy was slowing without contracting, the Fed signaled a change in its hawkish stance, and every market sector except Energy rose in the fourth quarter. Gains expanded beyond the seven celebrity stocks dubbed “the Magnificent Seven” in a November/December gush that one

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

[1] Tom Lauricella and Lauren Solberg. “15 Charts On the Surprise ‘Everything Rally’ for 2023,” Morningstar.com. January 2, 2024.

SLOW AND STEADY WINS THE RACE	3

market watcher called “the Fed relief rally.”2 Even the long-suffering smaller company stocks finally got some real action, beating the S&P 500 for the three months ending December.

For the quarter, our own portfolios posted nice absolute returns, albeit soft relative to their value and core indices. During the short period, our Funds were penalized by some of our Consumer Discretionary holdings. And yet, for the twelve months ending December 31st, Ariel Fund performed mostly in line with its primary Russell 2500 Value Index but fell short against the growthier Russell 2500 Index for the year. Ariel Appreciation Fund missed on both counts.

Too fast, too soon?

It is funny how the market swings from one extreme to another. A year ago, things looked grim. These days, the pundits are asking if the market has moved too fast, too soon. While double-digit returns in just eight weeks are outsized against the backdrop of performance norms, this market has been so top-heavy that it is not surprising that meaningful gains were eventually unleashed—especially among smaller issues that have been particularly repressed. Given the wide gap in valuations and performance, we believe this run can continue.

“…this market has been so top-heavy that it is not surprising that meaningful gains were eventually unleashed—especially among smaller issues that have been particularly repressed. Given the wide gap in valuations and performance, we believe this run can continue.”

First off, this has been a one-note bull market. For over a decade, large company growth stocks have dominated with ever-increasing concentration among fewer and fewer names, upping the performance ante. By now, most know that the seven biggest winners all year were Apple Inc. (AAPL), Alphabet Inc. (GOOGL), Microsoft Corp. (MSFT), Amazon.com, Inc. (AMZN), Meta Platforms Inc. (META), Tesla, Inc. (TSLA) and Nvidia Corp. (NVDA). These

expensive shares have been bid up so much that they now comprise one-third of the S&P 500 and account for two-thirds of its 2023 surge. By contrast, nearly three-quarters of the holdings that comprise the S&P 500 underperformed the index. As The Wall Street Journal noted, “This not only runs counter to the principle of diversification, but it also means the most important stocks investors own are pricey.”3 To this point, according to JP Morgan, the current forward price/ earnings multiple of 26.5x for large growth stocks trades at nearly a 40% premium to the 20-year average of 18.9x.

In our view, this level of concentrated performance and overvaluation screams opportunity—especially when contrasted with the smaller company stocks that have been bit players in this market boom. For the ten-year period ending December 31, 2023, the S&P 500’s +12.03% average annual return is nearly double that of the Russell 2000 Value at +6.76%. The Russell Midcap Value Index has done slightly better, averaging +8.26%, but still trails significantly. Few realize that before the recent year-end rally, “the Russell 2000…[had] been in a bear market since peaking in late 2021.”4 As a result, small cap, and especially small cap value shares, trade at deep discounts to their growth stock counterparts as well as their own historical valuations. In fact, at 16.3x forward earnings, small-cap value is the only asset class out of the nine style boxes trading below its 20-year average. Meanwhile, at 15.0x next year’s earnings, midcap value stocks are even cheaper on an absolute basis.5 Think about it—16.3x for small value, 15.0x for mid value versus 26.5x for large growth. And just like people, the bigger you are, the harder it is to grow. As we noted in our recent Wall Street Journal editorial, “…the total market cap of the Magnificent Seven is now three times the size of every single stock in the Russell 2000 Index combined—making just seven stocks the equivalent of 6,000 small-cap names.”6

When queried about our outlook for the market in 2024, we believe a lot of risk is embedded in the S&P 500. In many ways, the current environment reminds us of the late 90s and early 00s when large caps trounced smaller company shares for years, only to be badly bruised by a small cap comeback. Specifically, “the S&P 500 outpaced the Russell 2000 by eight percentage points a year from 1995 to 2000. But from 2001 to 2004, the S&P 500 lost about 2% even as the Russell 2000 Value gained 80%.”7 Zeroing in on 2001 when the dotcom bubble burst, the S&P 500 fell -11.89% while the Russell 2000 Value surged +14.02%. Bottom line, when the pendulum swings, the results can be dramatic.

[2]  William Power. “Stock Funds Get Back on Their Feet.” The Wall Street Journal. December 4, 2023. Page R2.

[3]  Jon Sindreu. “The Magnificent Seven Stocks’ Future Clouds.” The Wall Street Journal. December 6, 2023. Page B12.

[4]  Jonathan Boyar. “Small-Cap Stocks Can Shine in a Recession.” Barron’s.com. November 22, 2023.

[5]  Source: Morningstar.

[6]  Mellody Hobson and John W. Rogers, Jr. “What the Stock Market Taught Us This Year: Don’t Fall for These Investing Traps.” The Wall Street Journal.com. December 5, 2023.

[7]  Jonathan Boyar. “Small-Cap Stocks Can Shine in a Recession.” Barron’s.com. November 22, 2023. [Note: The S&P 500 outpaced the Russell 2000 by an average of eight percentage points a year from 1995 to 2000. From 2001 to 2004, the S&P 500 lost about 2% versus the Russell 2000 Value, which had a cumulative 80% gain.]

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Portfolio Comings and Goings

We chose to be our most patient and had little buying or selling activity during the recent big market move. In the quarter, we did not initiate or eliminate any positions in either Fund.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

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Performance Summary	Ariel Fund

As of December 31, 2023

John W. Rogers, Jr. Lead Portfolio Manager	John P. Miller, CFA® Portfolio Manager	Kenneth E. Kuhrt, CPA Portfolio Manager

Inception: November 6, 1986

Composition of Equity Holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	36.66	15.07	15.24	14.48

Industrials	24.31	21.57	21.60	12.26

Financials	19.94	19.71	15.27	10.07

Health Care	8.44	7.44	12.08	12.01

Real Estate	3.99	10.37	7.32	2.52

Utilities	3.06	3.82	2.93	2.59

Energy	1.89	5.40	5.10	3.98

Consumer Staples	1.11	2.53	2.71	5.04

Basic Materials	0.00	4.46	3.79	1.77

Technology	0.00	8.13	12.56	33.04

Telecommunications	0.00	1.50	1.42	2.25

Short-Term Investments	0.81	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Fund-Investor Class	13.41	15.81	7.02	10.95	7.54	10.67

Ariel Fund-Institutional Class*	13.49	16.16	7.35	11.30	7.87	10.78

Russell 2500 Value Index	13.76	15.98	8.81	10.79	7.42	10.60

Russell 2500 Index	13.35	17.42	4.25	11.67	8.36	10.42

S&P 500 Index	11.69	26.29	10.01	15.69	12.03	10.72

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum of 4.75% sales load charged prior to 7/15/94.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

Investor Class	0.99%

Institutional Class	0.68%

Top Ten Equity Holdings (% of net assets)

1	Mohawk Industries, Inc.	4.19	6	Boyd Gaming Corporation	3.58

2	Jones Lang LaSalle, Inc.	4.00	7	Paramount Global	3.55

3	Royal Caribbean Cruises, Ltd.	3.99	8	Leslie’s, Inc.	3.51

4	Adtalem Global Education, Inc.	3.94	9	Madison Square Garden Entertainment Corporation	3.43

5	Northern Trust Corporation	3.81	10	Affiliated Managers Group, Inc.	3.36

* The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Performance Summary	Ariel Appreciation Fund

As of December 31, 2023

John W. Rogers, Jr.	Timothy Fidler, CFA®
Co-Portfolio Manager	Co-Portfolio Manager

Inception: December 1, 1989

Composition of Equity Holdings (%)

	Ariel Appreciation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	26.06	15.75	13.87	10.07

Consumer Discretionary	24.75	13.33	14.70	14.48

Industrials	21.70	22.53	21.89	12.26

Health Care	10.84	6.84	9.57	12.01

Real Estate	4.87	10.59	7.99	2.52

Consumer Staples	4.39	3.66	3.68	5.04

Energy	3.88	5.52	5.20	3.98

Utilities	2.25	7.85	5.66	2.59

Basic Materials	0.00	4.36	3.44	1.77

Technology	0.00	8.89	13.42	33.04

Telecommunications	0.00	0.69	0.58	2.25

Short-Term Investments	1.08	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Appreciation Fund-Investor Class	10.70	10.62	6.83	10.28	6.32	9.98

Ariel Appreciation Fund-Institutional Class*	10.76	10.97	7.16	10.62	6.65	10.10

Russell Midcap Value Index	12.11	12.71	8.37	11.16	8.26	10.80

Russell Midcap Index	12.82	17.23	5.92	12.68	9.42	10.98

S&P 500 Index	11.69	26.29	10.01	15.69	12.03	10.21

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense Ratio (as of February 1, 2024)

Investor Class	1.13%

Institutional Class	0.82%

Top Ten Equity Holdings (% of net assets)

1	Northern Trust Corporation	4.17	6	Mattel, Inc.	3.17

2	Goldman Sachs Group, Inc.	3.94	7	Stanley Black & Decker, Inc.	3.01

3	The Charles Schwab Corporation	3.63	8	Axalta Coating Systems, Ltd.	2.98

4	Charles River Laboratories International, Inc.	3.38	9	Interpublic Group of Companies, Inc.	2.97

5	Laboratory Corporation of America Holdings	3.24	10	Generac Holdings, Inc.	2.86

* The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Ariel Focus Fund

As of December 31, 2023

Charles K. Bobrinskoy Vice Chairman Head of Investment Group

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Focus Fund	11.05	6.97	5.56	9.57	5.90	5.90

Russell 1000 Value Index	9.50	11.46	8.86	10.91	8.40	7.67

S&P 500 Index	11.69	26.29	10.01	15.69	12.03	9.95

* The inception date for Ariel Focus Fund is 06/30/05.

Dear Fellow Shareholder: In the fourth quarter of 2023, Ariel Focus Fund outperformed its primary benchmark, the Russell 1000 Value Index, returning +11.05% versus +9.50%. Value stocks continued to trail growth stocks in the quarter and for the full year. In the fourth quarter, the Russell 1000 Value Index’s +9.50% increase trailed the Russell 1000 Growth Index, which rose +14.16%. In 2023, the Large Cap Growth Index beat its value counterpart by a remarkable +31.22%—earning +42.68% versus +11.46% for the Russell 1000 Value. As noted in previous letters, Ariel Focus Fund has a strong emphasis on value stocks and has consistently traded at a lower multiple of projected earnings than even the value index. While our strong value bias has been intentional and strategic, it has undoubtedly been a performance headwind relative to our benchmark and the broader market. As such, we are pleased to have outperformed during another quarter of relative weakness in value shares.

The Fed’s Market

At Ariel, we are bottom-up stock pickers. We invest when short-term factors drive a company’s stock price well below our calculation of its intrinsic value. While we do not think we (or anyone else for that matter) can consistently predict short-term macroeconomic factors, a macro consensus can create investment opportunities. In 2023, many believed hawkish monetary policy designed to end inflation would spark a recession. An inverted yield curve (with six-month treasury bills higher than 10-year treasury bonds) was said to be an “unfailing” predictor of an economic slowdown. Indeed, some Federal Reserve board members seemed intent on engineering a slowdown to cool an “overheated job market.” The stock prices of cyclical companies dropped, and their price/earnings multiples compressed. This was a major contributor to the underperformance of value indices, which are heavily weighted in Financial, Energy and Consumer Discretionary companies often considered sensitive to economic downturns.

“We invest when short-term factors drive a company’s stock price well below our calculation of its intrinsic value.”

Early in 2023, short-term investors became fixated on prospects for a recession brought about by higher interest rates. The 10-year Treasury yield reached 5% on October 23rd. Some of our favorite companies were hit hard. For example, Goldman Sachs, Inc. (GS) shares traded below book value and Mohawk Industries Inc. (MHK), a home carpeting and flooring company, sold for less than 8x earnings.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

8	SLOW AND STEADY WINS THE RACE

Meanwhile, the price/earnings ratio of Bank of America Corporation (BAC) hit 7.6x on October 27th. Approximately halfway through the quarter, the market showed once again why investing based on short-term happenings is dangerous. As investors became more optimistic about the prospects for a soft economic landing, the 10-year Treasury yield fell from 5% in October to less than 4% at year-end.

Pundits went from predicting rates would be “higher for longer” to making calls on rate cuts as inflation showed promising improvements. Some members of the Fed, including its Chair, acknowledged the need to follow lower inflation with lower interest rates. Short-term sentiment changed, not the long-term value of stocks.

In response, Goldman’s shares surged +34% from late October to the end of the year and +15% for the full year. Snap-On Inc. (SNA) stock price increased +16.22% from its October low to year-end. Mohawk rallied +35% from its 52-week low after being down -25% in October for the year-to-date.

ZimVie, Inc. (ZIMV) was our largest positive contributor. On December 18th, the company announced it had entered into an agreement to sell its spine business to HIG investors for $375 million. ZimVie had previously been spun off from Zimmer Biomet Holdings in 2022. The company is engaged in two distinct lines of business: products that treat pathologies for the spine and dental products, including implants. We believe the sale was good for shareholders. The stock jumped +50% on the announcement day and +90% for the year.

ZimVie has gone from being an out-of-favor small-cap value stock with a modest growth outlook and a diversified business strategy, to a focused, dental implant company representing an attractive acquisition target. The company has a strong management team focused on driving shareholder value. Given the big move, ZimVie no longer sells at a steep discount to its intrinsic worth, and we are reducing our position accordingly.

Our worst performers during the quarter were APA Corporation (APA), formerly known as Apache, Inc., BorgWarner, Inc. (BWA) and The Western Union Company (WU). APA Corp. was hurt by falling oil prices, which declined in 2023 for the first time since 2020. Projections for cashflows from APA’s large discovery off the coast of Suriname were also modestly disappointing. In our view, APA shares are cheap, trading at approximately 6x its forward earnings.

Sentiment around BorgWarner ebbed and flowed during the year. The spin-off of Borg’s internal combustion engine business now trading as PHINIA Inc. (PHIN) was favorably received. The restructuring enabled BorgWarner to focus on the high growth market for electric vehicles (“EVs”). Unfortunately, demand for EVs has been soft despite generous government incentives. Meanwhile, PHINIA’s traditional hybrid and ICE systems are not declining as fast as some EV bulls predicted. We would have preferred the two companies stay together. At this point, both companies have price/earnings multiples below 10x. In addition to this value, we believe there is pent-up demand for new automobiles, particularly in North America.

Finally, Western Union fell -7.8% during the quarter. The company has reported negative sales growth over the last several years, and investors are increasingly focused on competition from digital payment competitors such as PayPal and Venmo. Trading at less than 7x our estimate of next year’s earnings, we thought (and still think) a sale of the company to private equity investors was likely, while also acknowledging growth expectations were too optimistic.

In our opinion, the significant year-end rally in U.S. share prices took the value stocks we favor from “very attractively priced” to “fairly priced.” At the end of the third quarter, our portfolio was selling at a 32% discount to its private market value. Today, after the fourth quarter market move, Ariel Focus Fund trades close to our 10-year average at a 23.9% discount—not particularly high, not notably low. As long-term investors, an average discount is not a signal to exit the stock market. But it can be an indication that the overall U.S. equity market is not the “table-pounding buy” it was at various times in 2023.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy
Vice Chairman
Head of Investment Group

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Performance Summary	Ariel Focus Fund

As of December 31, 2023

Charles K. Bobrinskoy

Portfolio Manager

Inception: June 30, 2005

Composition of Equity Holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Industrials	27.22	16.07	12.26

Financials	24.84	20.20	10.07

Consumer Discretionary	15.24	8.66	14.48

Energy	8.82	7.86	3.98

Health Care	8.75	13.92	12.01

Basic Materials	7.18	3.60	1.77

Technology	4.79	8.29	33.04

Consumer Staples	0.00	7.29	5.04

Real Estate	0.00	5.05	2.52

Telecommunications	0.00	3.95	2.25

Utilities	0.00	5.12	2.59

Short-Term Investments	3.40	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Focus Fund-Investor Class	11.05	6.97	5.56	9.57	5.90	5.90

Ariel Focus Fund-Institutional Class*	11.23	7.23	5.83	9.85	6.17	6.08

Russell 1000 Value Index	9.50	11.46	8.86	10.91	8.40	7.67

S&P 500 Index	11.69	26.29	10.01	15.69	12.03	9.95

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

	Net	Gross

Investor Class	1.00%	1.16%

Institutional Class	0.75%	0.86%

Expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 1/31/25.

Top Ten Equity Holdings (% of net assets)

1	Goldman Sachs Group, Inc.	6.49	6	Oracle Corporation	4.79

2	Snap-on, Inc.	6.45	7	Lockheed Martin Corporation	4.68

3	BOK Financial Corporation	5.23	8	Bank of America Corporation	4.59

4	APA Corporation	5.16	9	Resideo Technologies, Inc.	4.46

5	Mohawk Industries, Inc.	4.82	10	Mosaic Company	3.72

* The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Ariel International Fund Ariel Global Fund

As of December 31, 2023

Henry Mallari-D’Auria, CFA® Chief Investment Officer Global and Emerging Markets Equities

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel International Fund	7.72	10.01	0.57	4.16	2.64	4.56

MSCI EAFE Net Index	10.42	18.24	4.02	8.17	4.28	6.75

MSCI ACWI ex-US Net Index	9.75	15.62	1.55	7.08	3.83	5.77

MSCI EAFE Value Net Index	8.22	18.95	7.60	7.08	3.16	5.84

MSCI ACWI ex-US Value Net Index	8.43	17.30	5.81	6.34	2.92	5.00

* The inception date for Ariel International Fund is 12/30/11.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

Ariel Global Fund	7.81	12.39	5.81	8.15	5.99	7.61

MSCI ACWI Net Index	11.03	22.20	5.75	11.72	7.93	9.76

MSCI ACWI Value Net Index	9.17	11.81	7.34	8.25	5.46	7.59

* The inception date for Ariel Global Fund is 12/30/11.

Dear Fellow Shareholder: Just a year ago, more than half of global CEOs feared U.S. and European recessions while anticipating that China would deliver a strong economic rebound post-COVID. However, these macroeconomic predictions did not come to fruition. In the U.S., pessimism gave way to optimism as the consensus view shifted to a “soft” economic landing and fueled a rise in stock market valuations. As inflation slowed, the U.S. economy remained surprisingly resilient. When the Federal Reserve signaled an end to interest rate hikes in 2024, investors were ebullient as evidenced by a remarkable fourth quarter. Information Technology, Communications, and Consumer Discretionary stocks drove broad rallies around the world. One exception was China, which declined by double digits for the year.	Apple Inc., Alphabet Inc., Microsoft Corp., Amazon.com, Inc., Meta Platforms Inc., Tesla, Inc. and Nvidia Corp. were the market standouts. Dubbed the “Magnificent Seven,” these stocks were responsible for two-thirds of the S&P 500 Index’s +26.29% gain in 2023—overcoming both the recessionary concerns and rapidly rising interest rates that tend to impact growth stocks negatively. The ‘Fed watching’ trend and the uncertainty around near-term interest rates played an outsized role in investors’ decisions, driving the highs and lows for the year. This led to sell-offs in certain sectors like Financials, Industrials and Real Estate. From August until October, stock market weakness presented opportunities to purchase undervalued shares of companies with predictable demand patterns and solid balance sheets.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

SLOW AND STEADY WINS THE RACE	11

Our fourth quarter returns captured more upside participation in the year-end rally compared to previous quarters and years—which has been a goal. This is the direct result of our strategic positioning to: 1) bring down cash levels; 2) reduce “tail” positions; 3) lessen portfolio concentration in the largest three positions; and 4) further increase our focus on stocks with both attractive valuations and solid business momentum.

“From August until October, stock market weakness presented opportunities to purchase undervalued shares of companies with predictable demand patterns and solid balance sheets.”

Most of our largest contributors during the quarter were in new or expanded positions, such as semiconductor manufacturer, Intel Corporation, and dialysis provider,

DaVita, Inc.

Microsoft was among our top contributors for the year, returning +57.77%. Although the name has had a big move since we first initiated our position in 2011, we believe more upside remains. We continue to like the company’s sound fundamentals, strong competitive positioning, and long-term business outlook, including its potential in artificial intelligence (AI).

Meanwhile, our biggest detractors in the quarter were our Health Care and Chinese holdings. The Health Care sector had a difficult 2023 with valuations declining. Global biopharmaceutical giant Bristol-Myers Squibb and British pharmaceutical and biotechnology conglomerate GSK both underperformed. We expect a rebound in the Health Care sector, driven by relatively low valuations with innovation picking up in a post-COVID world.

One of our biggest detractors this quarter was China’s dominant search engine, Baidu. The Information Technology services sector lagged in Ariel International Fund, along with China’s markets in general. We remain committed to Baidu, which has a stable revenue model from its search ad business and growth potential based on non-core investments in AI cloud and autonomous driving. As natural contrarians, we are bullish on Mainland China stocks trading at low valuations and stand to reap the benefits of a gradual economic recovery.

Cyclical Recovery: Semiconductor Chips Fuel the Modern World

In an era of digital transformation, AI, and 5G communications, the semiconductor industry is critical to economic competitiveness, national security, and, in short, the modern world. Since the pandemic, the semiconductor industry’s fortunes have been impacted by supply chain disruptions, geopolitical tensions, and shifting consumer demand.

Our bottom-up research suggests the semiconductor cycle is poised for recovery. A 2020 study by the Semiconductor Industry Association and the Boston Consulting Group concluded that global demand for semiconductors could increase by over 50% through 2030. These markets include memory, computers, and smartphones and are positioned for secular growth driven by AI.

For example, Intel was the largest contributor to Ariel Global Fund this quarter, returning +44.23%. The company is one of the world’s largest semiconductor chip manufacturers by revenue. It is well-positioned to benefit from the rebound in semiconductor demand driven by the cyclical recovery of personal computers (PCs) and central processing units (CPUs). We are also confident that management’s turnaround efforts can help stabilize revenues while driving growth and margin improvements.

As discussed last quarter, we purchased Samsung Electronics based on its solid business positioning with an underappreciated AI opportunity. Along with Intel’s addition to Ariel Global Fund this quarter, we purchased Taiwan Semiconductor Manufacturing Company (TSMC), the leader in semiconductor chip production, which sits in both Funds. TSMC pioneered the foundry model, manufacturing chips for the specific needs of clients instead of mass-producing them for general sale. The company’s clients include Apple, Tesla and Nvidia. TSMC’s premium chips are known for their exceptional performance—AI technology heavily depends on these products.

12	SLOW AND STEADY WINS THE RACE

Rolling Ahead: The Crucial Role of Tires in the Electric Vehicle (EV) Revolution

Tire manufacturing is not a simple “rubber production” business: it is a materials science, with significant technical barriers to entry. Three-quarters of all tires sold are in the replacement market, making them more of a Consumer Staple than a Consumer Discretionary product. Contrary to widespread belief, tire production is less linked to Original Equipment Manufacturers (OEM), making it less sensitive to the cyclical auto market. The EV market is increasing the demand for premium tires as customers continue to be concerned with range, which is impacted by the rolling resistance of its tires.

Ariel International Fund owns two front runners in the business. Michelin, the French multinational tire manufacturer, rose +16.50% and was a top contributor to performance. Meanwhile, Bridgestone, the Japanese tire manufacturer, rose +7.59%.

Looking Forward: A Cautionary Tale

Ariel’s view is cautious as we enter 2024. We see many unpredictable outcomes across geopolitics and monetary policy. The growing consensus for a “soft landing” has some large headwinds, including inflation resurgence. This continued “soft-landing” scenario may lead to a decline in corporate earnings forecasts and stock prices. Developed market economies are slowing, and earnings estimates still seem high given labor costs, “higher for longer” interest rates, and growing competition. As JPMorgan Chase CEO Jamie Dimon said at the recent DealBook Summit, “A lot of things out there are dangerous and inflationary. Be prepared.”

We remain focused on stocks that are reasonably priced with less earnings risk. We believe the mega tech stocks that have been propelling the markets may be vulnerable. When large-cap growth companies finally correct, value stocks will shine.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Henry Mallari-D’Auria, CFA®
Chief Investment Officer
Global and Emerging Markets Equities

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Performance Summary	Ariel International Fund

As of December 31, 2023

Henry Mallari-	Micky Jagirdar
D’Auria, CFA®

Lead Portfolio	Portfolio Manager
Manager

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel International Fund	MSCI EAFE Net Index	MSCI ACWI ex-US Net Index

Financials	28.00	18.95	21.21

Consumer Discretionary	17.97	11.83	11.47

Health Care	14.72	12.79	9.28

Utilities	12.34	3.47	3.23

Information Technology	11.42	8.57	12.45

Consumer Staples	6.60	9.31	8.02

Industrials	3.77	16.39	13.42

Communication Services	3.40	4.08	5.23

Energy	0.86	4.33	5.58

Materials	0.00	7.84	8.02

Real Estate	0.00	2.45	2.08

Short-Term Investments	0.39	0.00	0.00

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

Japan	16.96	Denmark	5.19

France	16.04	Italy	4.82

United Kingdom	10.63	South Korea	4.48

United States	9.99	Hong Kong	4.31

Germany	8.13	Spain	4.07

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel International Fund-Investor Class	7.72	10.01	0.57	4.16	2.64	4.56

Ariel International Fund-Institutional Class	7.71	10.22	0.80	4.42	2.89	4.81

MSCI EAFE Net Index	10.42	18.24	4.02	8.17	4.28	6.75

MSCI ACWI ex-US Net Index	9.75	15.62	1.55	7.08	3.83	5.77

MSCI EAFE Value Net Index	8.22	18.95	7.60	7.08	3.16	5.84

MSCI ACWI ex-US Value Net Index	8.43	17.30	5.81	6.34	2.92	5.00

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

	Net	Gross

Investor Class	1.14%	1.29%

Institutional Class	0.89%	0.93%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 1/31/25. Net expense ratios do not correlate to the expense ratio caps due to the inclusion of acquired fund fees and certain expenses which are excluded from the cap.

Top Ten Companies (% of net assets)
1	Bridgestone Corporation	6.64	6	Sanofi	4.61
2	Subaru Corporation	6.41	7	Michelin (CGDE)	4.57
3	Check Point Software Technologies, Ltd.	6.31	8	Fresenius Medical Care AG	4.41
4	BNP Paribas SA	6.08	9	CLP Holdings, Ltd.	4.31
5	Danske Bank A/S	5.19	10	KBC Group NV	4.03

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

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Performance Summary	Ariel Global Fund

As of December 31, 2023

Henry Mallari-	Micky Jagirdar
D’Auria, CFA®

Lead Portfolio	Portfolio Manager
Manager

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel Global Fund	MSCI ACWI Net Index

Information Technology	26.66	22.93

Health Care	20.18	11.24

Financials	18.22	15.92

Consumer Discretionary	11.33	11.08

Communication Services	9.45	7.34

Utilities	6.36	2.62

Consumer Staples	4.28	6.76

Industrials	2.05	10.65

Real Estate	0.84	2.38

Energy	0.00	4.54

Materials	0.00	4.53

Short-Term Investments	0.63	0.00

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

United States	43.97	China	4.14

France	9.18	Germany	3.23

Japan	7.44	Spain	2.84

United Kingdom	6.75	Taiwan	2.71

South Korea	4.64	Switzerland	2.33

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Global Fund-Investor Class	7.81	12.39	5.81	8.15	5.99	7.61

Ariel Global Fund-Institutional Class	7.85	12.66	6.06	8.43	6.25	7.88

MSCI ACWI Net Index	11.03	22.20	5.75	11.72	7.93	9.76

MSCI ACWI Value Net Index	9.17	11.81	7.34	8.25	5.46	7.59

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of February 1, 2024)

	Net	Gross

Investor Class	1.14%	1.36%

Institutional Class	0.89%	0.97%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 1/31/25. Net expense ratios do not correlate to the expense ratio caps due to the inclusion of acquired fund fees and certain expenses which are excluded from the cap.

Top Ten Companies (% of net assets)

1	Check Point Software Technologies, Ltd.	5.72	6	Intel Corporation	3.85

2	Microsoft Corporation	5.24	7	Michelin (CGDE)	3.83

3	Verizon Communications, Inc.	4.65	8	Gilead Sciences, Inc.	3.76

4	NetApp, Inc.	4.57	9	Baidu, Inc.	3.62

5	DaVita, Inc.	4.23	10	Bridgestone Corporation	3.61

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

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Company Spotlight	Adtalem Global Education, Inc.

James P. Kenny, CFA® Vice President Domestic Research

Headquartered in Chicago, Adtalem Global Education, Inc. (NYSE: ATGE) is a leading for-profit education provider. Founded in 1931 by Herman A. DeVry as the DeForest Training School, it eventually became DeVry University. Today, after several strategic transactions and a name change, the company focuses primarily on healthcare education. Through its Chamberlain, Ross, American University of the Caribbean and Walden brands, it is the number one grantor of nursing degrees and the number two provider of medical residents in the country. Counterintuitively, the pandemic’s strain on hospital staffing proved to be a headwind for the demand for healthcare degrees. Adtalem is well-positioned for long-term growth and offers the brands and scale to address the rising nursing and doctor shortages in the U.S.

Making the Grade

In early 2016, Adtalem’s stock price had fallen to its lowest level in a decade over concerns of heightened regulatory scrutiny and increased online competition. Then CEO Lisa Wardell took decisive action to increase the focus on return on invested capital and shed underperforming assets. Since that time, pending regulatory investigations have been settled; several institutions have been sold; and the succeeding CEO, Steven Beard, has effectively integrated the acquisition of online educator Walden University.

No Sick Days

COVID-19 put tremendous pressure on hospitals by spotlighting the country’s expanding need for nursing care. The crisis was so intense that existing nurses tabled their advanced degrees and potential nurses questioned entering the field. Not surprisingly, Adtalem’s nursing enrollments fell and the stock price languished for most of the pandemic. Given the recovery, the company’s degrees are more attractive than ever. In nursing, the staffing scarcity is expected to increase from approximately 200,000 to 400,000 by 2025 while the dearth of physicians is anticipated to double from 60,000 to 120,000 by 2034. As a leading healthcare educator, Adtalem is favorably positioned to help close these gaps.

Leading by Example

When Stephen Beard took the helm in 2021, he doubled down on the focused strategic vision of its prior CEO to acquire Walden University. Founded in 1970, Walden’s purely online platform dramatically boosted Adtalem’s scale by adding leading programs in counseling, psychology and social work that address the country’s mental health crisis. Shortly after the acquisition, the company sold its remaining non-healthcare businesses and used the proceeds to reduce debt and repurchase shares. With its focus and scale, investors are beginning to properly value Adtalem’s growth potential. The stock has appreciated +240% since its 2016 low through year-end.

Life-Long Learning

Despite its impressive performance, we believe investors still view the company through an outdated lens. The nation’s healthcare worker shortage is a secular tailwind for education, which suggests the demand is not yet being fully recognized. As of December 31, 2023, shares traded at $58.95, an 8% discount to our private market value of $64.17.

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Company Spotlight	Bristol-Myers Squibb Company

Barney Rosen, MD Vice President, Research Analyst Global Equities

Founded in 1858, Bristol-Myers Squibb Company (NYSE: BMY) is a global biopharmaceutical company with a rich history of transformative contributions to the healthcare industry. Headquartered in New York City, the company is a leader in oncology and immunology, evolving into a powerhouse at the forefront of discovering, developing and delivering innovative medicines.

Just What the Doctor Ordered

Bristol-Myers Squibb owes its success to a strategically diversified yet synergistic portfolio of businesses. The company operates across various therapeutic areas, including oncology, immunology, cardiovascular, and fibrosis. Its comprehensive approach—spanning drug discovery, clinical development, manufacturing, and commercialization—has been key to its success. This model not only offers a constant revenue stream but can also hedge against market uncertainties and competitive pressures. The cornerstone of Bristol-Myers Squibb’s diversified portfolio is its emphasis on research and development. The company consistently invests in cutting-edge science and focuses on novel therapies and precision medicine. This commitment has translated into groundbreaking treatments, such as the blockbuster drug Opdivo, which is revolutionizing cancer immunotherapy and establishing Bristol-Myers Squibb as a pioneer in the field.

The Clot Stops Here

Bristol-Myers Squibb introduces compelling investment prospects within its pipeline. Specifically, its primary focus is a collaboration with Johnson & Johnson—Milvexian—which offers an advanced treatment for blood clotting. The drug is currently undergoing the final testing stages in Phase 3 trials for secondary stroke prevention (SSP), atrial fibrillation (AFib) and acute coronary syndrome (ACS). These markets collectively represent a combined value of at least $5 billion. Despite differing opinions on the drug’s effectiveness in Phase 2 (earlier testing), we remain optimistic. The observed benefits, such as a lower risk of bleeding, create an opportunity for a positive re-evaluation in 2025, especially with the anticipated release of Phase 3 clinical data.

A Prescription for Strong Cash Flows for Future Growth

Bristol-Myers Squibb capitalizes on its robust cash flow to support initiatives that align with shareholder interests. The company also leverages mergers and acquisitions (M&A) to ensure sustainable growth. The impending purchase of Mirati Therapeutics is projected to strengthen and diversify its oncology portfolio, which underscores the company’s dedication to expanding growth. The recently announced Karuna Therapeutics deal further complements this expansion effort. Concurrently, the company authorized a $3 billion share buyback and $5 billion in Accelerated Share Repurchases (ASRs). Its dividend yield of 4.6% further underscores its commitment to shareholder value creation.

As of December 31, 2023, Bristol-Myers Squibb traded at a price-to-earnings (P/E) ratio of 6.85x, which is at the lower end of the global pharmaceutical sector. The ratio has been weakened by several new product launches that have been growing below consensus expectations. However, we are optimistic about several new drugs, such as Sotyktu®, Camzyos®, Breyanzi®, and Opdualag®, due to their innovative nature and anticipated efficacy. With this maturing pipeline, we continue to see upside.

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Company Spotlight	Core Laboratories Inc.

Kenneth E. Kuhrt, CPA Executive Vice President Portfolio Manager, Ariel Fund

Founded in 1936, Core Laboratories Inc. (NYSE: CLB) is a leading energy services provider. Its reservoir description services are used to define the entire oil and gas reservoir system, which includes the porous and permeable reservoir rock and the three fluids—crude oil, natural gas and water—present in the world’s oilfields. Its production enhancement services and products are designed to increase the daily output from oil and gas fields. In essence, Core Labs allows energy companies to outsource their geological analysis and drilling techniques, and thereby eliminate the need for in-house geologists. With more than 70 offices across 50 countries spanning 6 continents, Core Labs has a presence in every major oil-producing province in the world.

Proven Success

For many of its services, the company’s biggest competition is the internal competencies of its customers. And yet, it has continued to gain share with its superior offerings. While customers have been streamlining their internal capabilities, Core Labs has maintained its positioning by working with companies around the globe to identify the optimal approach to maximizing yields. Conversely, most energy companies only have access to their past drilling experiences. Core Labs’ proven track record of success is a critical advantage since many oil and gas companies will not engage inexperienced contenders.

Underappreciated Enduring Demand

Demand for Core Labs’ services continues to be misunderstood by the market. Initial interest begins a few quarters after capital spending on well drilling. After the rock core sample of the well is complete, the core is sent to Core Labs for analysis.

Many investors believe this is the end of the relationship between Core Labs and its customers. However, the company continues to analyze fluids from the well throughout the production process, which can account for decades of additional revenue for conventional wells. Even with a potential global slowdown in drilling, the company is poised to have regular demand for its services for years to come.

Balance Sheet Improvements

Core Labs has consistently generated free cash flow despite uncertainty in prices and activity in the energy sector. Current management has been focused on lowering debt. With a stronger balance sheet, stock buybacks and/or dividend increases are possible. Overall, the notable cash generation and steady management of the business allow Core Labs to play offense with its profits versus only focusing on debt repayment.

A Business of Trust

Core Labs has a long history of being a trusted partner. The company’s attractive business characteristics provide a formidable moat to generate solid free cash flow throughout the cycle. While the market continues to underappreciate the advantageous positioning of Core Labs, we believe there is meaningful upside from current levels. As of December 31, 2023, shares traded at $17.66, a 51% discount to our private market value of $35.90.

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Company Spotlight	NetApp, Inc.

Kevin Buttigieg Vice President, Research Analyst Global Equities

NetApp, Inc. (NASDAQ: NTAP) is a leading provider of software, hardware and other services that organizations use to efficiently store and manage their computer data across on-premises, privately and in public cloud environments. Established in 1992 and headquartered in Sunnyvale, California, the company has become a prominent player in the data management and storage solutions industry, positioning itself as a central provider for firms seeking to harness the power of data in the digital era.

Ahead in the Cloud

NetApp’s success lies in its unparalleled expertise and steadfast commitment to innovation. NetApp distinguishes itself with its cloud storage offerings. In the era of public cloud computing, there are technological differences between traditional, on-premises environments and those of the public cloud providers—the largest of whom are Microsoft, Amazon and Google. This inconsistency limits customers’ access to the full features and resources of the public cloud providers unless they undergo the costly process of rewriting applications and data. NetApp’s cloud storage services enable customers to utilize the full range of public cloud services without altering their infrastructure. This is a significant distinction from peers with more limited cloud services. Notably, NetApp’s cloud solutions have seen greater growth compared to its traditional hardware storage business, which we believe is underappreciated.

Sparking All Flash Arrays

On the hardware side, All Flash Array (AFA), a data storage technology exclusively using flash memory, is a potential growth driver for NetApp. AFAs offer significantly faster data access compared to traditional storage systems like Hard Disk Drives (HDDs), leading to an increased adoption shift. NetApp reports that approximately one-third of its HDD installed base has upgraded to AFA, indicating the potential for further growth. Also, the allure of its unique cloud offerings has attracted entirely new customers to NetApp and further fueled the success of its AFA.

Driving Artificial Intelligence Forward

The transformative landscape of artificial intelligence (AI) is poised to be another growth generator. AI applications require enormous processing power and data, making them far more suited to be run in the public cloud than within an organization’s computing environment. NetApp is well positioned to benefit from this growth given its unique cloud capabilities and partnerships with leading AI companies like Microsoft and NVIDIA.

As of December 31, 2023, NetApp’s shares traded at a price-to-earnings (P/E) ratio of 13.9x, which we think undervalues the long-term potential of its cloud services business. In our view, the company is positioned to effectively navigate industry dynamics and capitalize on emerging opportunities, creating the potential for sustained growth and shareholder value creation.

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Company Spotlight	Samsung Electronics, Co. Ltd.

Dong Zheng, CFA® Senior Research Associate Global Equities

Samsung Electronics Co., Ltd. is a key player in the global technology sector, offering an extensive array of products, including smartphones, tablets, TVs, home appliances, and communication equipment. The company specializes in semiconductor components such as memory chips (ubiquitous in modern-day electronics), operates a foundry for semiconductor fabrication, and manufactures display panels. Semiconductors and mobile are two key profit drivers for the company.

Market Leader in Cyclical Recovery

The memory industry is highly consolidated and Samsung Electronics maintains a prime position in both, leading in process technology and profitability. These aspects are interrelated, as process technology plays a crucial role in cost advantage gains. Samsung’s memory business was significantly impacted by the industry downturn in 2023. The down cycle, triggered by a broader tech downturn, resulted in weaker demand and lower memory prices. In response to an oversupply issue, major suppliers took significant steps to reduce production in the latter part of 2023. The signs of recovery observed in the fourth quarter are likely to result in increased prices and higher profits given the supply constraints this year. Long-term, greater demand for artificial intelligence (AI) memory will be an inflection point for Samsung, resulting in share gains in the latest memory generation, High Bandwidth Memory (HBM). Additionally, high-end AI servers are expected to significantly boost memory demand.

Underappreciated Due to Conglomerate Discount

Samsung Electronics trades at a discount and has upside. The company is a leader in organic light-emitting diode (OLED) display panels—this dominance enabled the business to generate leading operating margins. The growth potential is derived from OLED panel expansion beyond smartphones and increased foldable phone penetration, which is not currently priced in the stock. As one of three global foundries with leading-edge capability, which is crucial in the AI era, we believe Samsung is undervalued. Our experience in this space has taught us the partial or full value of these businesses can be fully realized once there is more transparency in reporting and/or corporate actions. Since Samsung is a conglomerate, we are not currently paying for this favorable optionality.

As of December 31, 2023, shares of Samsung Electronics traded at a forward price-to-book (P/B) ratio of 1.5x, a discount compared to its peers SK Hynix (1.8x) and Micron Technology (2.1x). Given the company’s strong market position, we see the opportunity for capital appreciation, which will continue to improve in the near term from the cyclical recovery in the memory market and longer term by the secular growth drivers in the semiconductor industry.

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December 31, 2023 (Unaudited)

Ariel Fund

Number of Shares	Common Stocks—99.40%	Value ($)
	Consumer Discretionary—36.66%
844,556	Royal Caribbean Cruises, Ltd.(a)	109,361,556
1,832,648	Adtalem Global Education, Inc.(a)	108,034,600
1,565,847	Boyd Gaming Corporation	98,037,681
6,571,255	Paramount Global	97,188,861
13,921,537	Leslie’s, Inc.(a)(b)	96,197,821
2,950,933	Madison Square Garden Entertainment Corporation(a)	93,810,160
4,555,710	Mattel, Inc.(a)	86,011,805
2,469,620	Sphere Entertainment Company(a)	83,868,295
2,454,623	Interpublic Group of Companies, Inc.	80,118,895
2,070,821	Gentex Corporation	67,633,014
306,553	Madison Square Garden Sports Corporation(a)	55,740,532
1,383,204	Manchester United plc(a)	28,189,697
		1,004,192,917
	Consumer Staples—1.11%
240,253	J.M. Smucker Company	30,363,174
	Energy—1.89%
2,928,175	Core Laboratories, Inc.(b)	51,711,570
	Financials—19.94%
1,237,944	Northern Trust Corporation	104,457,715
608,097	Affiliated Managers Group, Inc.	92,078,048
2,165,817	Carlyle Group, Inc.	88,127,094
2,176,682	Lazard, Ltd., Class A	75,748,534
1,030,872	First American Financial Corporation	66,429,392
1,903,797	Janus Henderson Group plc	57,399,479
504,588	BOK Financial Corporation	43,217,962
2,070,647	GCM Grosvenor, Inc.	18,552,997
		546,011,221
	Health Care—8.44%
339,838	Charles River Laboratories International, Inc.(a)	80,337,703
1,072,898	Prestige Consumer Healthcare, Inc.(a)	65,682,816
2,446,304	Envista Holdings Corporation(a)	58,858,074
115,375	Laboratory Corporation of America Holdings	26,223,584
		231,102,177
	Industrials—24.31%
1,109,302	Mohawk Industries, Inc.(a)	114,812,757
329,435	Zebra Technologies Corporation(a)	90,044,469
641,935	Generac Holdings, Inc.(a)	82,963,679
11,633,309	ADT, Inc.	79,339,167
3,654,896	Resideo Technologies, Inc.(a)	68,785,143
1,815,278	Axalta Coating Systems, Ltd.(a)	61,664,994
2,334,730	Kennametal, Inc.	60,212,687
725,475	Masco Corporation	48,592,315
191,236	Simpson Manufacturing Company, Inc.	37,860,903
74,222	Snap-on, Inc.	21,438,282
		665,714,396
	Real Estate—3.99%
579,426	Jones Lang LaSalle, Inc.(a)	109,436,189
	Utilities—3.06%
1,690,886	Stericycle, Inc.(a)	83,800,310
	Total Common Stocks (Cost $2,082,095,829)	2,722,331,954

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	21

December 31, 2023 (Unaudited)

Ariel Fund (Continued)

Number of Shares	Short-Term Investments—0.81%	Value ($)
22,102,777	Northern Institutional Treasury Portfolio, 5.22%(c)	22,102,777
	Total Short-Term Investments (Cost $22,102,777)	22,102,777

	Total Investments—100.21% (Cost $2,104,198,606)	2,744,434,731
	Other Assets less Liabilities—(0.21)%	(5,682,879)
	Net Assets—100.00%	2,738,751,852

Ariel Appreciation Fund

Number of Shares	Common Stocks—98.74%	Value ($)
	Consumer Discretionary—24.75%
1,800,445	Mattel, Inc.(a)	33,992,402
975,781	Interpublic Group of Companies, Inc.	31,849,492
388,959	CarMax, Inc.(a)	29,848,714
1,500,078	Knowles Corporation(a)	26,866,397
138,485	Madison Square Garden Sports Corporation(a)	25,180,727
613,648	BorgWarner, Inc.	21,999,281
1,067,324	Manchester United plc(a)	21,752,063
608,087	Gentex Corporation	19,860,121
575,139	Madison Square Garden Entertainment Corporation(a)	18,283,669
70,094	Vail Resorts, Inc.	14,962,966
979,777	Paramount Global	14,490,902
177,850	Sphere Entertainment Company(a)	6,039,786
		265,126,520
	Consumer Staples—4.39%
871,388	Walgreens Boots Alliance, Inc.	22,751,941
213,313	Molson Coors Brewing Company	13,056,889
88,704	J.M. Smucker Company	11,210,411
		47,019,241
	Energy—3.88%
1,303,428	Core Laboratories, Inc.	23,018,538
915,295	NOV, Inc.	18,562,183
		41,580,721
	Financials—26.06%
529,560	Northern Trust Corporation	44,684,273
109,328	Goldman Sachs Group, Inc.	42,175,463
564,999	The Charles Schwab Corporation	38,871,931
727,114	Carlyle Group, Inc.	29,586,269
332,357	KKR & Company, Inc.	27,535,777
314,208	Aflac, Inc.	25,922,160
712,454	Lazard, Ltd., Class A	24,793,399
364,366	First American Financial Corporation	23,479,745
258,159	BOK Financial Corporation	22,111,318
		279,160,335
	Health Care—10.84%
153,072	Charles River Laboratories International, Inc.(a)	36,186,221
152,707	Laboratory Corporation of America Holdings	34,708,774
959,409	Envista Holdings Corporation(a)	23,083,380
181,483	Zimmer Biomet Holdings, Inc.	22,086,481
		116,064,856

See Notes to Schedules of Investments.

22	SLOW AND STEADY WINS THE RACE

December 31, 2023 (Unaudited)

Ariel Appreciation Fund (Continued)

Number of Shares	Common Stocks—98.74%	Value ($)
	Industrials—21.70%
329,215	Stanley Black & Decker, Inc.	32,295,992
940,115	Axalta Coating Systems, Ltd.(a)	31,935,707
236,889	Generac Holdings, Inc.(a)	30,615,534
1,131,222	Kennametal, Inc.	29,174,215
145,750	Keysight Technologies, Inc.(a)	23,187,367
1,204,654	Resideo Technologies, Inc.(a)	22,671,588
380,230	nVent Electric plc	22,467,791
77,759	Littelfuse, Inc.	20,805,198
1,671,721	ADT, Inc.	11,401,137
27,321	Snap-on, Inc.	7,891,398
		232,445,927
	Real Estate—4.87%
310,611	CBRE Group, Inc., Class A(a)	28,914,778
122,926	Jones Lang LaSalle, Inc.(a)	23,217,034
		52,131,812
	Utilities—2.25%
487,075	Stericycle, Inc.(a)	24,139,437
	Total Common Stocks (Cost $729,351,337)	1,057,668,849

Number of Shares	Short-Term Investments—1.08%	Value ($)
11,578,750	Northern Institutional Treasury Portfolio, 5.22%(c)	11,578,750
	Total Short-Term Investments (Cost $11,578,750)	11,578,750

	Total Investments—99.82% (Cost $740,930,087)	1,069,247,599
	Other Assets less Liabilities—0.18%	1,952,980
	Net Assets—100.00%	1,071,200,579

Ariel Focus Fund

Number of Shares	Common Stocks—96.84%	Value ($)
	Basic Materials—7.18%
70,819	Mosaic Company	2,530,363
130,161	Barrick Gold Corporation	2,354,612
		4,884,975
	Consumer Discretionary—15.24%
75,231	PHINIA, Inc.	2,278,747
60,281	BorgWarner, Inc.	2,161,074
33,843	Boyd Gaming Corporation	2,118,910
11,404	Madison Square Garden Sports Corporation(a)	2,073,589
49,327	Madison Square Garden Entertainment Corporation(a)	1,568,105
24,164	Leslie’s, Inc.(a)	166,973
		10,367,398
	Energy—8.82%
97,865	APA Corporation	3,511,396
16,673	Chevron Corporation	2,486,945
		5,998,341
	Financials—24.84%
11,454	Goldman Sachs Group, Inc.	4,418,610
41,536	BOK Financial Corporation	3,557,558
92,757	Bank of America Corporation	3,123,128

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	23

December 31, 2023 (Unaudited)

Ariel Focus Fund (Continued)

Number of Shares	Common Stocks—96.84%	Value ($)
	Financials—24.84%
27,724	Northern Trust Corporation	2,339,351
30,858	First American Financial Corporation	1,988,490
17,735	KKR & Company, Inc.	1,469,345
		16,896,482
	Health Care—8.75%
10,111	Laboratory Corporation of America Holdings	2,298,129
12,632	Johnson & Johnson	1,979,940
94,461	ZimVie, Inc.(a)	1,676,683
		5,954,752
	Industrials—27.22%
15,203	Snap-on, Inc.	4,391,235
31,687	Mohawk Industries, Inc.(a)	3,279,605
7,019	Lockheed Martin Corporation	3,181,292
161,278	Resideo Technologies, Inc.(a)	3,035,252
190,996	Western Union Company	2,276,672
9,124	Generac Holdings, Inc.(a)	1,179,186
4,307	Zebra Technologies Corporation(a)	1,177,232
		18,520,474
	Technology—4.79%
30,936	Oracle Corporation	3,261,582
	Total Common Stocks (Cost $52,639,848)	65,884,004

Number of Shares	Short-Term Investments—3.40%	Value ($)
2,313,978	Northern Institutional Treasury Portfolio, 5.22%(c)	2,313,978
	Total Short-Term Investments (Cost $2,313,978)	2,313,978

	Total Investments—100.24% (Cost $54,953,826)	68,197,982
	Other Assets less Liabilities—(0.24)%	(163,659)
	Net Assets—100.00%	68,034,323

Ariel International Fund

Number of Shares	Common Stocks—99.08%	Value ($)
	Belgium—4.03%
215,777	KBC Group NV	13,987,517
	Brazil—0.59%
185,932	Telefonica Brasil SA ADR	2,034,096
	China—1.53%
34,291	Baidu, Inc. ADR(a)	4,083,715
708,353	TravelSky Technology, Ltd.	1,224,661
		5,308,376
	Denmark—5.19%
674,018	Danske Bank A/S	18,006,553
	Finland—1.01%
1,043,124	Nokia Corporation	3,514,551

See Notes to Schedules of Investments.

24	SLOW AND STEADY WINS THE RACE

December 31, 2023 (Unaudited)

Ariel International Fund (Continued)

Number of Shares	Common Stocks—99.08%	Value ($)
	France—16.04%
305,440	BNP Paribas SA	21,104,753
161,571	Sanofi	16,010,160
442,177	Michelin (CGDE)	15,845,067
13,436	Thales SA	1,986,836
4,176	Safran SA	735,126
		55,681,942
	Germany—8.13%
365,616	Fresenius Medical Care AG & Company KGaA	15,321,483
40,362	Deutsche Boerse AG	8,309,998
11,103	Muenchener Rueckver AG	4,597,660
		28,229,141
	Hong Kong—4.31%
1,811,000	CLP Holdings, Ltd.	14,947,679
	Hungary—0.41%
50,838	Wizz Air Holdings plc(a)	1,432,743
	Italy—4.82%
2,236,171	Snam SpA	11,491,431
916,304	Italgas SpA	5,239,849
		16,731,280
	Japan—16.96%
556,400	Bridgestone Corporation	23,045,220
1,213,600	Subaru Corporation	22,257,940
99,900	Secom Company, Ltd.	7,194,926
78,600	Nintendo Company, Ltd.	4,102,251
105,200	Mabuchi Motor Company, Ltd.	1,745,126
29,800	Ono Pharmaceutical Company, Ltd.	531,750
		58,877,213
	Mexico—1.11%
76,714	Grupo Financiero Banorte S.A.B. de C.V. ADR	3,851,810
	Netherlands—2.65%
319,908	Koninklijke Ahold Delhaize NV	9,187,521
	Singapore—0.21%
97,900	Singapore Exchange, Ltd.	729,196
	South Korea—4.48%
137,202	Samsung Electronics Company, Ltd.	8,327,728
172,760	KB Financial Group, Inc.	7,207,858
		15,535,586
	Spain—4.07%
547,589	Endesa SA	11,159,271
322,922	Tecnicas Reunidas SA(a)	2,976,689
		14,135,960
	Switzerland—1.70%
20,305	Roche Holding AG	5,902,827
	Taiwan—1.22%
40,588	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	4,221,152
	United Kingdom—10.63%
721,074	GSK plc	13,329,036
4,476,422	Direct Line Insurance Group plc(a)	10,381,834
240,623	Admiral Group plc	8,232,100

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	25

December 31, 2023 (Unaudited)

Ariel International Fund (Continued)

Number of Shares	Common Stocks—99.08%	Value ($)
	United Kingdom—10.63% (continued)
37,821	Reckitt Benckiser Group plc	2,612,903
1,816,896	Vodafone Group plc	1,587,786
88,387	St. James’s Place plc	770,161
		36,913,820
	United States—9.99%
143,259	Check Point Software Technologies, Ltd.(a)	21,888,543
117,962	Philip Morris International, Inc.	11,097,865
163,800	Venture Corporation, Ltd.	1,689,197
		34,675,605
	Total Common Stocks (Cost $296,845,768)	343,904,568

Number of Shares	Short-Term Investments—0.39%	Value ($)
1,338,432	Northern Institutional Treasury Portfolio, 5.22%(c)	1,338,432
	Total Short-Term Investments (Cost $1,338,432)	1,338,432

	Total Investments—99.47% (Cost $298,184,200)	345,243,000
	Foreign Currency, Other Assets less Liabilities—0.53%	1,844,334
	Net Assets—100.00%	347,087,334

See Notes to Schedules of Investments.

26	SLOW AND STEADY WINS THE RACE

December 31, 2023 (Unaudited)

Ariel International Fund (Continued)

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

01/05/2024	UBS	USD	6,105,474	AUD	8,918,986	$26,556

01/05/2024	UBS	AUD	8,937,788	EUR	5,408,057	120,222

01/05/2024	UBS	CHF	3,442,623	EUR	3,609,460	109,996

01/05/2024	UBS	NOK	11,725,040	EUR	1,021,694	26,064

01/05/2024	UBS	SEK	12,261,102	EUR	1,063,802	41,278

01/05/2024	UBS	AUD	52,142,531	USD	33,566,233	1,972,580

01/05/2024	UBS	CNY	32,762,760	USD	4,498,442	101,072

01/05/2024	UBS	GBP	15,964,041	USD	19,602,086	747,087

01/05/2024	UBS	NOK	32,568,044	USD	3,019,205	186,775

01/05/2024	UBS	SEK	125,518,373	USD	11,586,224	861,243

01/05/2024	UBS	SGD	1,061,191	USD	781,040	23,250

Subtotal UBS						4,216,123

01/05/2024	Northern Trust	USD	4,886,956	SGD	6,445,695	1,684

01/05/2024	Northern Trust	SEK	28,369,116	USD	2,619,767	193,555

01/05/2024	Northern Trust	SGD	7,607,197	USD	5,599,518	166,071

Subtotal Northern Trust						361,310

01/05/2024	JPMorgan	JPY	1,351,067,219	CNY	66,915,731	195,628

01/05/2024	JPMorgan	JPY	1,545,390,702	EUR	9,903,756	33,519

01/05/2024	JPMorgan	JPY	5,553,823,808	USD	37,878,648	1,542,188

Subtotal JPMorgan						1,771,335

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$6,348,768

Open Forward Currency Contracts with Unrealized Depreciation

01/04/2024	UBS	USD	505,015	JPY	71,167,614	(48)

01/05/2024	UBS	USD	7,468,010	AUD	11,751,208	(541,267)

01/05/2024	UBS	USD	11,711,289	CNY	85,089,540	(234,301)

01/05/2024	UBS	USD	15,868,081	GBP	12,494,926	(59,053)

01/05/2024	UBS	USD	3,734,005	GBP	3,058,847	(165,071)

01/05/2024	UBS	USD	497,867	NOK	5,436,957	(37,344)

01/05/2024	UBS	USD	2,521,338	NOK	26,766,070	(113,499)

01/05/2024	UBS	USD	11,586,224	SEK	119,503,698	(264,777)

01/05/2024	UBS	USD	781,040	SGD	1,065,026	(26,156)

01/05/2024	UBS	CNY	38,282,939	USD	5,382,675	(8,192)

Subtotal UBS						(1,449,708)

01/05/2024	Northern Trust	USD	2,619,767	SEK	28,534,371	(209,943)

01/05/2024	Northern Trust	USD	712,562	SGD	971,596	(23,823)

Subtotal Northern Trust						(233,766)

01/05/2024	JPMorgan	USD	31,080,770	EUR	29,211,799	(1,174,544)

01/05/2024	JPMorgan	CNY	6,691,573	JPY	133,122,889	(5,482)

01/05/2024	JPMorgan	CNY	60,035,513	JPY	1,194,227,625	(48,290)

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	27

December 31, 2023 (Unaudited)

Ariel International Fund (Continued)

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

01/05/2024	JPMorgan	USD	3,907,296	JPY	555,164,870	$(33,244)

01/05/2024	JPMorgan	USD	14,936,021	JPY	2,205,209,702	(716,476)

Subtotal JPMorgan						(1,978,036)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(3,661,510)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$2,687,258

See Notes to Schedules of Investments.

28	SLOW AND STEADY WINS THE RACE

December 31, 2023 (Unaudited)

Ariel Global Fund

Number of Shares	Common Stocks—99.37%	Value ($)
	Belgium—1.93%
19,943	KBC Group NV	1,292,784
	Brazil—1.29%
49,283	Telefonica Brasil SA	541,352
36,374	BB Seguridade Participacoes SA	252,626
18,527	TIM SA	68,229
		862,207
	China—4.14%
20,368	Baidu, Inc. ADR(a)	2,425,625
199,831	TravelSky Technology, Ltd.	345,485
		2,771,110
	Denmark—1.20%
29,997	Danske Bank A/S	801,377
	Finland—0.15%
30,562	Nokia Corporation	102,971
	France—9.18%
71,599	Michelin (CGDE)	2,565,694
30,916	BNP Paribas SA	2,136,179
14,525	Sanofi	1,439,290
		6,141,163
	Germany—3.23%
29,381	Fresenius Medical Care AG & Company KGaA	1,231,239
3,828	Deutsche Boerse AG	788,134
335	Muenchener Rueckver AG	138,721
		2,158,094
	Hong Kong—1.66%
134,500	CLP Holdings, Ltd.	1,110,140
	Hungary—0.40%
9,460	Wizz Air Holdings plc(a)	266,607
	Italy—1.86%
204,329	Snam SpA	1,050,024
33,916	Italgas SpA	193,947
		1,243,971
	Japan—7.44%
58,400	Bridgestone Corporation	2,418,837
122,900	Subaru Corporation	2,254,038
4,200	Secom Company, Ltd.	302,489
		4,975,364
	Mexico—1.48%
98,735	Grupo Financiero Banorte S.A.B. de C.V.	992,874
	Netherlands—0.84%
19,658	Koninklijke Ahold Delhaize NV	564,563
	Peru—1.33%
5,949	Credicorp, Ltd.	891,934
	South Korea—4.64%
23,268	Samsung Electronics Company, Ltd.	1,412,294
29,008	KB Financial Group, Inc.	1,210,266
7,159	KT&G Corporation	482,289
		3,104,849
	Spain—2.84%
93,169	Endesa SA	1,898,683

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	29

December 31, 2023 (Unaudited)

Ariel Global Fund (Continued)

Number of Shares	Common Stocks—99.37%	Value ($)
	Switzerland—2.33%
4,449	Roche Holding AG	1,293,360
2,301	Nestle SA	266,774
		1,560,134
	Taiwan—2.71%
72,000	Taiwan Semiconductor Manufacturing Company, Ltd.	1,391,180
67,000	Catcher Technology Company, Ltd.	423,519
		1,814,699
	United Kingdom—6.75%
114,167	GSK plc	2,110,374
402,314	Direct Line Insurance Group plc(a)	933,057
26,276	Admiral Group plc	898,944
5,736	Reckitt Benckiser Group plc	396,278
201,112	Vodafone Group plc	175,752
		4,514,405
	United States—43.97%
25,056	Check Point Software Technologies, Ltd.(a)	3,828,306
9,327	Microsoft Corporation	3,507,325
82,499	Verizon Communications, Inc.	3,110,212
34,673	NetApp, Inc.	3,056,772
26,988	DaVita, Inc.(a)	2,827,263
51,305	Intel Corporation	2,578,076
31,035	Gilead Sciences, Inc.	2,514,145
40,691	Bristol-Myers Squibb Company	2,087,855
43,807	Truist Financial Corporation	1,617,354
17,498	Amdocs, Ltd.	1,537,899
12,273	Philip Morris International, Inc.	1,154,644
66,149	CNH Industrial NV	805,695
29,339	Equity Commonwealth	563,309
5,473	U.S. Bancorp	236,871
		29,425,726
	Total Common Stocks (Cost $52,600,485)	66,493,655

Number of Shares	Short-Term Investments—0.63%	Value ($)
420,633	Northern Institutional Treasury Portfolio, 5.22%(c)	420,633
	Total Short-Term Investments (Cost $420,633)	420,633

	Total Investments—100.00% (Cost $53,021,118)	66,914,288
	Foreign Currency, Other Assets less Liabilities—0.00%	2,658
	Net Assets—100.00%	66,916,946

See Notes to Schedules of Investments.

30	SLOW AND STEADY WINS THE RACE

December 31, 2023 (Unaudited)

Ariel Global Fund (Continued)

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

01/05/2024	UBS	CHF	415,325	AUD	713,289	$7,934

01/05/2024	UBS	CNY	1,194,663	USD	164,031	3,686

Subtotal UBS						11,620

01/05/2024	Northern Trust	SEK	2,459,950	GBP	185,007	8,123

01/05/2024	Northern Trust	GBP	185,007	SEK	2,351,272	2,654

01/05/2024	Northern Trust	CHF	1,203,156	USD	1,404,183	27,152

Subtotal Northern Trust						37,929

01/05/2024	JPMorgan	CHF	633,548	AUD	1,088,143	12,054

01/05/2024	JPMorgan	CHF	1,100,384	CAD	1,693,901	30,611

01/05/2024	JPMorgan	CHF	220,809	CAD	336,473	8,735

01/05/2024	JPMorgan	SEK	2,377,803	EUR	206,335	7,971

01/05/2024	JPMorgan	GBP	1,050,701	USD	1,338,180	1,136

Subtotal JPMorgan						60,507

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$110,056

Open Forward Currency Contracts with Unrealized Depreciation

01/05/2024	UBS	AUD	719,638	CHF	415,325	(3,607)

01/05/2024	UBS	USD	552,897	CHF	495,720	(36,837)

01/05/2024	UBS	USD	1,291,789	CNY	9,385,624	(25,844)

Subtotal UBS						(66,288)

01/05/2024	Northern Trust	USD	1,342,540	CHF	1,203,156	(88,795)

Subtotal Northern Trust						(88,795)

01/05/2024	JPMorgan	CHF	147,206	AUD	259,381	(1,663)

01/05/2024	JPMorgan	AUD	1,351,224	CHF	780,754	(7,870)

01/05/2024	JPMorgan	CAD	2,600,917	CHF	1,718,761	(81,699)

01/05/2024	JPMorgan	USD	10,126,114	EUR	9,517,204	(382,666)

01/05/2024	JPMorgan	USD	4,861,823	GBP	3,957,176	(182,342)

01/05/2024	JPMorgan	USD	950,534	JPY	139,387,396	(38,833)

Subtotal JPMorgan						(695,073)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(850,156)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$(740,100)

ADR American Depositary Receipt

(a)Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the 7-day current yield as of December 31, 2023.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	31

December 31, 2023 (Unaudited)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by Ariel Investments, LLC (the “Adviser” or “Ariel”) for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at December 31, 2023.

Securities valuation—Securities for which market quotations are readily available are valued at the closing price on the national securities exchange or market on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, at the Nasdaq Official Closing Price. If a closing price is not reported, a security shall be valued using: (i) the closing price on another exchange on which the security traded (if such price is made available by the Fund’s pricing agent) or (ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices. Securities and assets for which market quotations are not readily available for any security, a fair value of such security will be determined in good faith by the Adviser, as the Board’s Valuation Designee, under procedures adopted and periodically reviewed by the Board and monitored by the Adviser’s Valuation Committee. Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. Such prices are provided by approved pricing vendors or other independent pricing sources.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of December 31, 2023 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$2,744,434,731	$1,069,247,599	$68,197,982

Level 2	—	—	—

Level 3	—	—	—

Total Investments	$2,744,434,731	$1,069,247,599	$68,197,982

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

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December 31, 2023 (Unaudited)

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common Stocks
Communication Services	$11,807,848	$—	$—	$11,807,848
Consumer Discretionary	62,372,888	—	—	62,372,888
Consumer Staples	22,898,289	—	—	22,898,289
Energy	2,976,689	—	—	2,976,689
Financials	89,971,582	7,207,858	—	97,179,440
Health Care	51,095,256	—	—	51,095,256
Industrials	13,094,757	—	—	13,094,757
Information Technology	31,313,443	8,327,728	—	39,641,171
Utilities	42,838,230	—	—	42,838,230
Total Common Stocks	$328,368,982	$15,535,586	$—	$343,904,568
Short-Term Investments	1,338,432	—	—	1,338,432
Total Investments	$329,707,414	$15,535,586	$—	$345,243,000
Other Financial Instruments
Forward Currency Contracts^	$—	$2,687,258	$—	$2,687,258

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common Stocks
Communication Services	$5,711,589	$609,581	$—	$6,321,170
Consumer Discretionary	7,584,054	—	—	7,584,054
Consumer Staples	2,382,259	482,289	—	2,864,548
Financials	10,728,229	1,462,892	—	12,191,121
Health Care	13,503,526	—	—	13,503,526
Industrials	1,374,791	—	—	1,374,791
Information Technology	16,426,048	1,412,294	—	17,838,342
Real Estate	563,309	—	—	563,309
Utilities	4,252,794	—	—	4,252,794
Total Common Stocks	$62,526,599	$3,967,056	$—	$66,493,655
Short-Term Investments	420,633	—	—	420,633
Total Investments	$62,947,232	$3,967,056	$—	$66,914,288
Other Financial Instruments
Forward Currency Contracts^	$—	$(740,100)	$—	$(740,100)

*	As of December 31, 2023, the Level 2 investments held were securities subject to fair valuation due to market holidays and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund use forward currency contracts in a strategy designed to reduce tracking error versus their respective benchmarks. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions—Securities transactions are accounted for on a trade date basis.

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NOTE THREE  |  TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the period ended December 31, 2023 in securities of a company deemed to be an affiliated company of the Funds as of December 31, 2023:

Security name	Shares Held December 31, 2023	Market Value September 30, 2023	Purchases	Sales	Net realized gain (loss)	Change in unrealized gain (loss)	Market Value December 31, 2023	Dividend Income

Ariel Fund

Common Stocks - 5.40%

Consumer Discretionary - 3.51%

Leslie’s, Inc.(a)	13,921,537	$64,894,736	$11,855,841	$—	$—	$19,447,244	$96,197,821	$—

Energy - 1.89%

Core Laboratories, Inc.	2,928,175	70,305,482	—	—	—	(18,593,912)	51,711,570	29,282

Total Common Stocks		$135,200,218	$11,855,841	$—	$—	$853,332	$147,909,391	$29,282

(a)Non-income producing.

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Important Disclosures

Risks of Investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific Stocks Held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please Read the Funds’ Prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

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Information about the Funds’ Indexes and the GICS Sector Classification Standards

Indexes are unmanaged. An investor cannot invest directly in an index.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Inception of this benchmark is July 1, 1995. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Inception of this benchmark is June 1, 1990. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is February 1, 1995. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The inception date of this benchmark is November 1, 1991. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is January 1, 1987. This index pertains to Ariel Focus Fund.

The S&P 500® Index is widely regarded as the best gauge of large-cap U.S. equities. It includes 500 leading companies and covers approximately 80% of available U.S. market capitalization. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI EAFE Index is an equity index of large and mid-cap representation across 21 Developed Markets (DM) countries around the world, excluding the U.S. and Canada. Inception of this benchmark was May 31, 1986. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an index of large and mid-cap representation across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001. The MSCI ACWI ex-US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) Index is an equity index of large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001.

The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets (EM) countries. Inception date of this benchmark was December 8, 1997. These indexes pertain to Ariel Global Fund.

All MSCI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

Russell® is a trademark of London Stock Exchange Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

The sectors shown for the Global strategies are the Global Industry Classification Standard (“GICS”). GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof ), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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Ariel Investment Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701 800.292.7435 • arielinvestments.com • linkedin.com/company/ariel-investments • instagram.com/arielinvestments • twitter.com/arielinvests What’s Inside TOO FAST, TOO SOON? Co-CEOs Mellody Hobson and John W. Rogers, Jr. express how the level of concentrated performance and overvaluation of the S&P 500 screams opportunity—especially when contrasted with the smaller company stocks that have been bit players in this market boom. THE FED’S MARKET Vice Chairman Charlie Bobrinskoy discusses the leaders and laggards that drove his portfolio’s quarter- and year-end results. CYCLICAL RECOVERY: SEMICONDUCTOR CHIPS FUEL THE MODERN ERA Chief Investment Officer, Global and Emerging Markets Equities, Henry Mallari-D’Auria believes the semiconductor cycle is poised for recovery. PORTFOLIO COMPANY SPOTLIGHTS Views from our investment team on Adtalem Global Education, Inc. (NYSE: ATGE), Bristol-Myers Squibb Company (NYSE: BMY), Core Laboratories Inc. (NYSE: CLB), NetApp, Inc., and Samsung Electronics Co., Ltd. TPI (3,900) ©2/24 AI–04